SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:
|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as Permitted by Rule
    14a-6(e)(2))
|_| Definitive Proxy Statement
|X| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              QUANTA SERVICES, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|    No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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         (3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (5)    Total fee paid:

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|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                                EXPLANATORY NOTE

                  Quanta Services, Inc., a Delaware corporation ("Quanta Services"), is filing the materials contained in this Schedule 14A with the Securities and Exchange Commission on May 10, 2002 in connection with the solicitation of proxies for electing the board of directors of Quanta Services at the 2002 annual meeting of Quanta Services' stockholders.

                                      # # #



May 9, 2002

Dear Quanta Stockholder:

As we quickly approach Quanta's annual meeting on May 23, 2002, we want to thank those of you who have already voted for Quanta's current Board of Directors, and encourage those of you who haven't voted to do so now. Your vote is critical to ensuring that Aquila doesn't steal Quanta without offering you anything.

         YOUR VOTE IS CRUCIAL - PLEASE VOTE YOUR WHITE PROXY CARD TODAY

          QUANTA DELIVERS STRONG FIRST QUARTER RESULTS FOR STOCKHOLDERS

Contrary to Aquila's disingenuous assertions, Quanta continues to perform well in a challenging environment. On May 8, 2002, Quanta announced strong first quarter results, including:
    >>  Revenues of $449.2 million;
    >> EBITDA of $43.8 million (before proxy costs) or $0.56 per diluted share; >> Net income of $12.8 million (before proxy costs) or $0.17 per share;
    >> Operating cash flow of $68.4 million; and >> A $38.5 million reduction in debt.

                    AQUILA'S OWN PERFORMANCE RAISES QUESTIONS

Aquila has performed poorly over the past quarter and in recent weeks. IN JUST THE LAST THREE WEEKS, AQUILA'S STOCK HAS LOST 33% OF ITS VALUE.

Just days ago, Aquila's first quarter results demonstrated that it is in serious financial trouble. Since January 1, 2002, three major rating agencies have issued negative reports on Aquila's credit capacity. Here are the facts:
    o On April 30, 2002, Aquila was placed on S&P's Credit Watch with a negative outlook and its stock dropped 6.2%;
    o On April 29, 2002, Aquila's stock dropped $5.15 or 23.15% to a new 52-week low;
    o On April 26, 2002, Aquila was given a negative ratings outlook by Moody's Investor Service;
    o On April 19, 2002, Aquila announced that its 2002 first quarter earnings would be 54% less than its 2001 first quarter results;
    o On February 27, 2002, Aquila was downgraded by Fitch Rating Service to BBB-, just above junk bond status; and
    o Aquila is engaged in a dispute with Chubb over their agreement to collateralize $570 million worth of surety bonds.

              AQUILA HAS A HISTORY OF ABUSING MINORITY STOCKHOLDERS

Under the Green brothers' leadership, Aquila, Inc., has a legacy of promoting their own interests at the expense of minority stockholders' rights. Consider the following:

o April 1999: Aquila squeezes out the minority in its controlled subsidiary, Aquila Gas Pipeline (AGP) at a lowball price and over the objections of a special committee of AGP directors.(1)
            SELL TO SHARESHOLDERS AT $15.00 AND BUY BACK AT $8.32 (-45%)(2)
            RESULT: STEEP LOSSES FOR MINORITY INVESTORS

o January 2002: Without bothering to install independent directors to approve the transaction, Aquila squeezed out minority stockholders in its highest growth subsidiary to take advantage of a weak market. Aquila, including both of the Green brothers, was sued by minority investors.(3)
            SELL TO SHAREHOLDERS AT $24.00 ADN BUY BACK AT $18.21 (-24%) (4)
            RESULT: STEEP LOSSES FOR MINORITY INVESTORS

                       WHEN YOU VOTE, CONSIDER THE SUPPORT
                       OF SOME OF OUR LARGEST STOCKHOLDERS

o Aquila "hasn't shown us anything so far with as great a return for shareholders as we expect from present management, which has 20 years experience."
            - Michael Wilson, Holt-Smith & Yates Advisors, May 3, 20025

                             YOUR VOTE IS IMPORTANT.
                 WE URGE YOU TO VOTE THE WHITE PROXY CARD TODAY.

Your Board needs your support and your vote. If you do not return your signed and dated WHITE PROXY CARD, your vote will NOT be counted for Quanta's board and you will NOT be supporting Quanta management.

We urge you to DISCARD any materials you receive from Aquila, including their Gold proxy card. Your vote for Quanta's director nominees at our May 23, 2002 annual meeting is vitally important to Quanta and the value of your investment. If you have any questions about this process, you can call MacKenzie Partners, Inc., our proxy solicitor, toll free at 800-322-2885, or us at 713-629-7600. We hope that we will be able to count on your support.
Very truly yours,

By: /s/ Vincent D. Foster                       By: /s/ John R. Colson
Vincent D. Foster                               John R. Colson
Chairman                                        Chief Executive Officer


IMPORTANT INFORMATION

-------------------------
(1) See schedule 14D-9 filed by Aquila Gas Pipeline Corporation with the SEC on April 22, 1999 and the Amended Class Action Complaint: In re Aquila Gas Pipeline Corporation Shareholders Litigation (filed in the Delaware Chancery Court on April 16, 1999), which lawsuit was subsequently dismissed.
(2) Adjusted for dividends paid between the offering date the squeeze-out date.
(3) See Consolidated Amended Class Action Complaint: Francine Pluck v. Aquila, Inc., et al.; Joyce Sorsik v. Robert K. Green, et al.; Charles Zimmer
v. Richard C. Green, Jr., et al. (filed in the Delaware Chancery Court on December 5, 2001). The plaintiffs' preliminary injunction was denied. The plaintiffs' litigation and appraisal proceedings are ongoing.
(4) Shareholders of the subsidiary received Aquila (then named UtiliCorp) common stock in exchange for their shares. The purchase price of $18.21 per share represents the closing price of Aquila (then named UtiliCorp) stock on the date of the squeeze-out multiplied by 0.6896%, the exchange ratio applicable to the transaction.
(5) Bloomberg News, "Quanta Services Shareholder to Back Management Against Aquila,"May 3, 2002.






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

Quanta Services, Inc. has filed a proxy statement with the Securities and Exchange Commission relating to Quanta's solicitation of proxies from its stockholders with respect to the Quanta Services, Inc. 2002 annual meeting of stockholders. QUANTA SERVICES, INC. ADVISES SECURITY HOLDERS TO READ ITS
PROXY STATEMENT IN ITS ENTIRETY, BECUASE IT CONTAINS IMPORTANT INFORMATION. Quanta's proxy statement and other relevant documents are available for free at www.sec.gov. You may also obtain a free copy of Quanta's proxy statement by writing to Quanta Services, Inc. at 1360 Post Oak Boulevard, Suite 2100, Houston, Texas 77056 or by contacting MacKenzie Partners, Inc., toll free at 1-800-322-2885. Detailed information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of Quanta's stockholders is available in the proxy statement filed by Quanta with the SEC.

This letter contains various forward-looking statements and information, including management's expectations regarding the future performance of Quanta. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions including, among other matters, future growth in the electric utility and telecommunications outsourcing industry and the ability of Quanta to complete acquisitions and to effectively integrate the operations of acquired companies, and uncertainties relating to Aquila's hostile proxy fight for the Company, as well as general risks related to the industries in which Quanta, its customers and its suppliers operate. Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. For a discussion of the risks, investors are urged to refer to the Company's reports filed under the Securities Exchange Act of 1934, as amended.



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


              S&P, MOODY'S AND FITCH ALL GAVE AQUILA A THUMBS DOWN

        >> On April 30, 2002, Aquila was placed on S&P's Credit Watch with a negative outlook;

              "On balance, [the Cogentrix transaction] has a greater potential to lower the company's overall credit quality."
                        - Standard & Poor's Credit Wire, April 30, 20026(1)

         >> On April 26, 2002, Aquila was given a negative ratings outlook by Moody's Investor Service;

              "The negative outlook reflects Moody's concerns about declining earnings*, reduced external credit available to Aquila Merchant Services partially balanced by an increase in resources from Aquila, Inc., and general sector weakness for some of the company's principal lines of business, particularly its energy trading operations."
                   - Moody's Investor Service, April 26, 2002(1)

        >> On February 27, 2002, Aquila was downgraded by Fitch Rating Service to BBB-, just above junk bond status

               "The rating downgrades primarily reflect the increasing
                 dependence upon cash flows derived from the merchant energy business, housed in subsidiary Aquila, and take into consideration Aquila's reliance on UCU [UtiliCorp, now Aquila] for funding, the ongoing integral growth of Aquila's business, and high capital expenditures related to merchant generation and gas storage."
                   - Fitch Rating Service, February 27, 2002(1)

                                 SHOULDN'T YOU?

                        VOTE THE WHITE PROXY CARD TODAY.

*On April 19, 2002, Aquila announced that its 2002 first quarter earnings would be 54% less than its 2001 first quarter results.
                                      (See important information on the reverse)

IMPORTANT INFORMATION

Quanta Services, Inc. has filed a proxy statement with the Securities and Exchange Commission relating to Quanta's solicitation of proxies from its stockholders with respect to the Quanta Services, Inc. 2002 annual meeting of stockholders. QUANTA SERVICES, INC. ADVISES SECURITY HOLDERS TO READ ITS PROXY STATEMENT IN ITS ENTIRETY, BECAUSE IT CONTAINS IMPORTANT INFORMATION. Quanta's proxy statement and other relevant documents are available for free at www.sec.gov. You may also obtain a free copy of Quanta's proxy statement by writing to Quanta Services, Inc. at 1360 Post Oak Boulevard, Suite 2100, Houston, Texas 77056 or by contacting MacKenzie Partners, Inc., toll free at 1-800-322-2885. Detailed information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of Quanta's stockholders is available in the proxy statement filed by Quanta with the SEC.

This letter contains various forward-looking statements and information, including management's expectations regarding the future performance of Quanta. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions including, among other matters, future growth in the electric utility and telecommunications outsourcing industry and the ability of Quanta to complete acquisitions and to effectively integrate the operations of acquired companies, and uncertainties relating to Aquila's hostile proxy fight for the Company, as well as general risks related to the industries in which Quanta, its customers and its suppliers operate. Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. For a discussion of the risks, investors are urged to refer to the Company's reports filed under the Securities Exchange Act of 1934, as amended.

------------------------
(1) Consent of agency for inclusion in proxy solicitation material was neither sought nor gained.

                         AQUILA'S STOCK PRICE HAS DROPPED 34% IN 2002.

[Graph depicting the closing stock price of Aquila, Inc. from January 1, 2002 through April 30, 2002, including the following notations:

    - February 27: Aquila was was downgraded by Fitch Rating Service to BBB-, just above junk bond status
    - April 19: Aquila says '02 earnings will be down 54%
    - April 26: Moody's gives Aquila a negative rating outlook
    - April 29: Aquila drops $5.15 or 23.15%
    - April 30: Aquila placed on S&P's Credit Watch with a negative outlook


                Since January 1, 2002, under the Green Brothers,
                  Aquila has lost $560 million in market value
                        and ended April at a 52-week low.

                                AND YET THEY WANT
                               TO CONTROL QUANTA?

                DON'T LET AQUILA TAKE YOU ON ITS RIDE TO NOWHERE.
                           VOTE THE WHITE PROXY CARD.

                                      (See important information on the reverse)

Important Information

Quanta Services, Inc. has filed a proxy statement with the Securities and Exchange Commission relating to Quanta's solicitation of proxies from its stockholders with respect to the Quanta Services, Inc. 2002 annual meeting of stockholders. QUANTA SERVICES, INC. ADVISES SECURITY HOLDERS TO READ ITS PROXY STATEMENT IN ITS ENTIRETY, BECAUSE IT CONTAINS IMPORTANT INFORMATION. Quanta's proxy statement and other relevant documents are available for free at www.sec.gov. You may also obtain a free copy of Quanta's proxy statement by writing to Quanta Services, Inc. at 1360 Post Oak Boulevard, Suite 2100, Houston, Texas 77056 or by contacting MacKenzie Partners, Inc., toll free at 1-800-322-2885. Detailed information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of Quanta's stockholders is available in the proxy statement filed by Quanta with the SEC.

This letter contains various forward-looking statements and information, including management's expectations regarding the future performance of Quanta. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions including, among other matters, future growth in the electric utility and telecommunications outsourcing industry and the ability of Quanta to complete acquisitions and to effectively integrate the operations of acquired companies, and uncertainties relating to Aquila's hostile proxy fight for the Company, as well as general risks related to the industries in which Quanta, its customers and its suppliers operate. Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. For a discussion of the risks, investors are urged to refer to the Company's reports filed under the Securities Exchange Act of 1934, as amended.